UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
December 11, 2012

MONOLITHIC POWER SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-51026	77-0466789
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

79 Great Oaks Boulevard, San Jose, CA 95119
(Address of principal executive offices) (Zip Code)

(408) 826-0600
(Registrant’s telephone number, including area code)

Former Name: Not Applicable Former Address: 6409 Guadalupe Mines Road, San Jose, CA 95120 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

On December 11, 2012, Monolithic Power Systems, Inc. (the “Company”) announced that its Board of Directors has approved a $1.00 per share special cash dividend on the Company’s outstanding common stock, payable on December 28, 2012 to stockholders of record on December 21, 2012.

A press release announcing the special cash dividend is attached hereto as Exhibit 99.1.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No	Description
99.1	Press release dated December 11, 2012 announcing special cash dividend.

Exhibit Index

Exhibit No	Description
99.1	Press release dated December 11, 2012 announcing special cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 11, 2012	By:	/s/ Meera Rao
Meera Rao
Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Officer)